                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               AGCO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                AGCO CORPORATION
                      ------------------------------------

                      ADDENDUM TO PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1998
                      ------------------------------------

     You previously have been mailed a notice of the Annual Meeting of Stockholders of AGCO Corporation, a proxy card and a proxy statement discussing the proposals which will be presented for stockholders' consideration at the Annual Meeting.

     Enclosed are replacement pages for pages 9 and 10 of the proxy statement. Except for changes reflected on the enclosed pages, there has been no change in the proposals to be considered by the stockholders at the Annual Meeting or the date and time of the Annual Meeting.

     IF YOU HAVE NOT YET MAILED YOUR PROXY, PLEASE MARK AND EXECUTE YOUR PROXY AND RETURN IT PROMPTLY. IN ADDITION, ANY PROXY SIGNED AND RETURNED BY YOU MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND DULY DELIVERING A PROXY BEARING A LATER DATE OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

                                    ADDENDUM

       THIS PAGE REPLACES PAGE 9 OF THE AGCO CORPORATION PROXY STATEMENT.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth certain information as of March 10, 1998 regarding persons or groups known to the Company who are, or may be deemed to be, the beneficial owner of more than five percent of the Company's Common Stock.

                                                               AMOUNT AND
                                                                 NATURE       PERCENT
NAME AND ADDRESS                                              OF BENEFICIAL      OF
OF BENEFICIAL OWNER                                             OWNERSHIP     CLASS(1)
-------------------                                           -------------   --------
Neuberger & Berman, LLC(2)..................................    6,769,730       10.7%
  605 Third Ave.
  New York, New York 10158-3698
Neuberger & Berman Guardian Portfolio(2)....................    3,126,001        5.0%
  605 Third Ave.
  New York, New York 10158-3698
Pioneering Management Corporation(3)........................    6,262,500        9.9%
  60 State Street
  Boston, Massachusetts 02109
Franklin Resources, Inc.(4).................................    5,749,630        9.1%
  777 Mariners Island Boulevard
  San Mateo, California 94404
Charles B. Johnson(4).......................................    5,749,630        9.1%
  777 Mariners Island Boulevard
  San Mateo, California 94404
Rupert H. Johnson, Jr.(4)...................................    5,749,630        9.1%
  777 Mariners Island Boulevard
  San Mateo, California 94404
Templeton Global Advisors Limited(4)........................    5,749,630        9.1%
  Lyford Cay
  P.O. Box N-7759
  Nassau, Bahamas

---------------

(1) Based on 62,991,311 shares of Common Stock outstanding on March 10, 1998.
(2) The shares listed as beneficially owned by Neuberger & Berman, LLC are the total number of shares held as of December 31, 1997 in its capacity as investment advisor. The shares listed as beneficially owned by Neuberger & Berman Guardian Portfolio, a series of Equity Managers Trust, for which Neuberger & Berman, LLC and Neuberger & Berman Management Inc. serve as sub-adviser and investment manager, respectively, are the total number of shares held as of December 31, 1997. Neuberger & Berman, LLC has sole voting power with respect to 47,830 of the shares beneficially owned by it, shared voting power with respect to 6,690,800 of such shares and shared dispositive power with respect to 6,769,730 of such shares. The shares listed as beneficially owned by Neuberger & Berman, LLC do not include 200 shares owned by principals of Neuberger & Berman, LLC as to which it disclaims beneficial ownership. Neuberger & Berman Guardian Portfolio has shared voting power and dispositive power with respect to 3,126,001 of the shares beneficially owned by it. The information regarding Neuberger & Berman, LLC and Neuberger & Berman Guardian Portfolio is presented in reliance upon a
    Schedule 13G filed by them with the Commission on or about February 4, 1998.
(3) The shares listed as beneficially owned by Pioneering Management Corporation ("Pioneering") are the total number of shares held as of December 31, 1997 in its capacity as investment advisor. Pioneering has

        THIS PAGE REPLACES PAGE 10 OF THE AGCO CORPORATION PROXY STATEMENT.
    sole voting power and sole dispositive power with respect to all 6,262,500 shares. The information regarding Pioneering is presented in reliance upon a
    Schedule 13G filed by Pioneering with the Commission on or about January 5, 1998.
(4) The shares listed as beneficially owned by Franklin Resources, Inc. ("FRI") are the total number of shares held as of December 31, 1997 in its capacity as the parent holding company of Templeton Global Advisors Limited ("Templeton"). The shares listed as beneficially owned by Templeton are the total number of shares held as of December 31, 1997 in its capacity as investment advisor. Such shares are deemed to be beneficially owned by Charles B. Johnson and Rupert H. Johnson, Jr., each of whom is a principal shareholder of FRI. Templeton has sole voting power and dispositive power with respect to all of the 5,749,630 shares deemed to be beneficially owned by it. The information regarding the FRI Persons is presented in reliance upon a Schedule 13G filed by them with the Commission on or about January 26, 1998.

     The following table sets forth certain information as of March 10, 1998 with respect to the beneficial ownership of the Company's Common Stock by the Company's directors, Chairman, Chief Executive Officer and the other four most highly compensated executive officers of the Company and all executive officers and directors as a group. Unless otherwise indicated in the footnotes, each such individual has sole voting and investment power with respect to the shares set forth in the table.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL
                                                              OWNERSHIP    PERCENT OF
NAME OF BENEFICIAL OWNER                                      (1)(2)(3)     CLASS(4)
------------------------                                      ----------   ----------
Robert J. Ratliff(5)........................................    980,202       1.6%
Henry J. Claycamp...........................................     21,048         *
William H. Fike.............................................      7,500         *
Gerald B. Johanneson........................................      7,500         *
Richard P. Johnston(6)......................................    109,500         *
Anthony Loehnis.............................................      1,000         *
Alan S. McDowell(7).........................................     60,656         *
Hamilton Robinson(8)........................................     51,954         *
Wolfgang Sauer..............................................         --         *
Thomas Wyman................................................      1,200         *
John M. Shumejda............................................    362,093         *
J-P Richard(9)..............................................     45,790         *
James M. Seaver.............................................    225,013         *
Daniel H. Hazelton..........................................    163,500         *
Chris E. Perkins............................................     52,100         *
All executive officers and directors as a group (26
  persons)(10)..............................................  2,849,475       4.5%

---------------

   * Less than one percent.
 (1) Includes shares which may be purchased upon exercise of options which are exercisable as of March 10, 1998 or become exercisable within 60 days thereafter, for the following individuals: Mr. Fike -- 3,000; Mr. Johanneson -- 4,000; Mr. Perkins -- 14,100; Mr. Ratliff -- 9,000; executive officers and directors as a group -- 75,155.

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